UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

INSPIREMD, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35731	26-2123838
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4 Menorat Hamaor St. Tel Aviv, Israel	6744832
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 776-6804

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

On May 31, 2017, Sol Barer, chairman of the board of directors (the “Board”) of InspireMD, Inc. (the “Company”), notified the Board of his resignation from the Board, effective June 2, 2017. Dr. Barer’s decision to resign from the Board did not result from any disagreement with the Company or its management. Effective as of June 2, 2017, the Board appointed Paul Stuka, a current member of the Board, as the chairman of the Board. Upon effectiveness of Dr, Barer’s resignation from the Board, Thomas J. Kester shall replace Dr. Barer on the compensation committee of the Board, and the nominating and corporate governance committee shall be comprised of Michael Berman and Mr. Stuka.

In connection with Dr. Barer’s resignation from the Board, on June 2, 2017, the Company amended (i) the nonqualified stock option agreement the Company entered into with Dr. Barer on December 7, 2016, to accelerate the vesting of the option to purchase 20,000 shares of common stock so that the option are fully vested as of June 2, 2017, and to permit Dr. Barer to exercise such option at any time prior to the tenth anniversary of the grant date, and (ii) the nonqualified stock option agreements the Company entered into with Dr. Barer on November 16, 2011, March 31, 2015, June 30, 2015, September 30, 2015, and June 30, 2016, to permit Dr. Barer to exercise the fully vested options to purchase an aggregate of 8,494 shares of common stock at any time prior to the tenth anniversary of the grant date.

The foregoing descriptions of the amendments to Dr. Barer’s nonqualified option agreements are qualified in their entirety by reference to the full text of each amendment to nonqualified stock option agreement, copies of which are attached as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01 Other Events.

On June 2, 2017, the Company announced the appointment of Mr. Stuka as chairman of the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

The information set forth herein supplements the Company’s proxy statement dated May 10, 2017, in connection with the Annual Meeting of the stockholders of the Company to be held on June 29, 2017.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	First Amendment to Nonqualified Stock Option Agreement dated November 16, 2011, by and between InspireMD, Inc. and Sol Barer, dated as of June 2, 2017
10.2	First Amendment to Nonqualified Stock Option Agreement dated March 31, 2015, by and between InspireMD, Inc. and Sol Barer, dated as of June 2, 2017
10.3	First Amendment to Nonqualified Stock Option Agreement dated June 30, 2015, by and between InspireMD, Inc. and Sol Barer, dated as of June 2, 2017
10.4	First Amendment to Nonqualified Stock Option Agreement dated September 30, 2015, by and between InspireMD, Inc. and Sol Barer, dated as of June 2, 2017
10.5	First Amendment to Nonqualified Stock Option Agreement dated June 30, 2016, by and between InspireMD, Inc. and Sol Barer, dated as of June 2, 2017
10.6	First Amendment to Nonqualified Stock Option Agreement dated December 7, 2016, by and between InspireMD, Inc. and Sol Barer, dated as of June 2, 2017
99.1	Press release dated June 2, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InspireMD, Inc.

Date: June 2, 2017	By:	/s/ Craig Shore
	Name:	Craig Shore
	Title:	Chief Financial Officer

Exhibit 10.1

FIRST AMENDMENT TO

NONQUALIFIED STOCK OPTION AGREEMENT

This First Amendment to Nonqualified Stock Option Agreement (this “Amendment”) is hereby made and entered into as of June 2, 2017 (the “Effective Date”), by and between InspireMD, Inc., a Delaware corporation (the “Company”), and Sol J. Barer, Ph. D. (the “Participant”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in that certain Nonqualified Stock Option Agreement, dated November 16, 2011, by and between the Company and the Participant (the “Option Agreement”).

WHEREAS, pursuant to the Option Agreement, the Company granted the Participant an option to purchase a total of 2,900,000 full shares of Common Stock of the Company (the “Option”), with an exercise price of $1.95 per share, and which is fully vested as of the date hereof;

WHEREAS, following multiple reverse stock splits, and in accordance with Section 9 of the Option Agreement, the number of shares of Common Stock that can be acquired under the Option has been reduced to 2,900 shares;

WHEREAS, the Participant intends to resign from his position as Chairman of the Board of Directors of the Company and, pursuant to Section 3.c. of the Option Agreement, upon such resignation the Option will only remain exercisable for 12 months following the date his service to the Company terminates;

WHEREAS, in recognition of the Participant’s service to the Company, the Company desires to amend the Option Agreement to permit the Participant to exercise the Option at any time prior to the expiration of the Option Period; and

WHEREAS, Section 21 of the Option Agreement provides that the Option Agreement can only be amended by a writing signed by the parties thereto, and the Company and the Participant now desire to amend the Option Agreement as described above.

NOW, THEREFORE, pursuant to Section 21 of the Option Agreement, in consideration of the mutual promises, conditions, and covenants contained herein and in the Option Agreement, and other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

1. Effective as of the Effective Date, Section 3 of the Option Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 3:

3. Term; Forfeiture.

a. The “Option Period” shall commence on the Date of Grant and shall expire on the date immediately preceding the tenth (10th) anniversary of the Date of Grant.

b. Except as otherwise provided in this Agreement, the unexercised portion of this Stock Option that relates to Optioned Shares that are vested will terminate at the first to occur of the following:

i. 5 p.m. on the date the Option Period terminates; and

ii. 5 p.m. on the date the Company causes any portion of the Stock Option to be forfeited pursuant to Section 6 hereof.

2. Except as expressly amended by this Amendment, the Option Agreement shall continue in full force and effect in accordance with the provisions thereof.

********

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, effective as of the Effective Date.

Inspiremd, inc.:

By:	/s/ Craig Shore
Name:	Craig Shore
Title:	Chief Financial Officer

Participant:

/s/ Sol. J. Barer
Name:	Sol. J. Barer, Ph.D.

Address:	*

Signature Page to

First Amendment to Nonqualified Stock Option Agreement

Exhibit 10.2

FIRST AMENDMENT TO

NONQUALIFIED STOCK OPTION AGREEMENT

This First Amendment to Nonqualified Stock Option Agreement (this “Amendment”) is hereby made and entered into as of June 2, 2017 (the “Effective Date”), by and between InspireMD, Inc., a Delaware corporation (the “Company”), and Sol J. Barer, Ph. D. (the “Participant”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in that certain Nonqualified Stock Option Agreement, dated March 31, 2015, by and between the Company and the Participant (the “Option Agreement”), and in the InspireMD, Inc. 2013 Long-Term Incentive Plan (the “2013 LTIP”).

WHEREAS, pursuant to the Option Agreement, the Company granted the Participant an option to purchase a total of 43,889 full shares of Common Stock of the Company (the “Option”), with an exercise price of $0.32 per share, and which was fully vested on the date of grant;

WHEREAS, following multiple reverse stock splits, and in accordance with Article 11 of the 2013 LTIP, the number of shares of Common Stock that can be acquired under the Option has been reduced to 176 shares;

WHEREAS, the Participant intends to resign from his position as Chairman of the Board of Directors of the Company and, pursuant to Section 4.a. of the Option Agreement, upon such resignation the Option will only remain exercisable for 30 days following the date his service to the Company terminates;

WHEREAS, in recognition of the Participant’s service to the Company, the Company desires to amend the Option Agreement to permit the Participant to exercise the Option at any time prior to the expiration of the Option Period; and

WHEREAS, Section 21 of the Option Agreement provides that the Option Agreement can only be amended by a writing signed by the parties thereto, and the Company and the Participant now desire to amend the Option Agreement as described above.

NOW, THEREFORE, pursuant to Section 21 of the Option Agreement, in consideration of the mutual promises, conditions, and covenants contained herein and in the Option Agreement, and other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

1. Effective as of the Effective Date, Section 4 of the Option Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 4:

4. Term; Forfeiture. Except as otherwise provided in this Agreement, the unexercised portion of this Stock Option that relates to Optioned Shares that are vested will terminate at the first to occur of the following:

a. 5 p.m. on the date the Option Period terminates; and

b. 5 p.m. on the date the Company causes any portion of the Stock Option to be forfeited pursuant to Section 7 hereof.

2. Except as expressly amended by this Amendment, the Option Agreement shall continue in full force and effect in accordance with the provisions thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, effective as of the Effective Date.

Inspiremd, inc.:

By:	/s/ Craig Shore
Name:	Craig Shore
Title:	Chief Financial Officer

Participant:

/s/ Sol. J. Barer
Name:	Sol. J. Barer, Ph.D

Address:	*

Signature Page to

First Amendment to Nonqualified Stock Option Agreement

Exhibit 10.3

FIRST AMENDMENT TO

NONQUALIFIED STOCK OPTION AGREEMENT

This First Amendment to Nonqualified Stock Option Agreement (this “Amendment”) is hereby made and entered into as of June 2, 2017 (the “Effective Date”), by and between InspireMD, Inc., a Delaware corporation (the “Company”), and Sol J. Barer, Ph. D. (the “Participant”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in that certain Nonqualified Stock Option Agreement, dated June 30, 2015, by and between the Company and the Participant (the “Option Agreement”), and in the InspireMD, Inc. 2013 Long-Term Incentive Plan (the “2013 LTIP”).

WHEREAS, pursuant to the Option Agreement, the Company granted the Participant an option to purchase a total of 49,662 full shares of Common Stock of the Company (the “Option”), with an exercise price of $0.28 per share, and which was fully vested on the date of grant;

WHEREAS, following multiple reverse stock splits, and in accordance with Article 11 of the 2013 LTIP, the number of shares of Common Stock that can be acquired under the Option has been reduced to 199 shares;

WHEREAS, the Participant intends to resign from his position as Chairman of the Board of Directors of the Company and, pursuant to Section 4.a. of the Option Agreement, upon such resignation the Option will only remain exercisable for 30 days following the date his service to the Company terminates;

WHEREAS, in recognition of the Participant’s service to the Company, the Company desires to amend the Option Agreement to permit the Participant to exercise the Option at any time prior to the expiration of the Option Period; and

WHEREAS, Section 21 of the Option Agreement provides that the Option Agreement can only be amended by a writing signed by the parties thereto, and the Company and the Participant now desire to amend the Option Agreement as described above.

NOW, THEREFORE, pursuant to Section 21 of the Option Agreement, in consideration of the mutual promises, conditions, and covenants contained herein and in the Option Agreement, and other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

1. Effective as of the Effective Date, Section 4 of the Option Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 4:

4. Term; Forfeiture. Except as otherwise provided in this Agreement, the unexercised portion of this Stock Option that relates to Optioned Shares that are vested will terminate at the first to occur of the following:

a. 5 p.m. on the date the Option Period terminates; and

b. 5 p.m. on the date the Company causes any portion of the Stock Option to be forfeited pursuant to Section 7 hereof.

2. Except as expressly amended by this Amendment, the Option Agreement shall continue in full force and effect in accordance with the provisions thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, effective as of the Effective Date.

Inspiremd, inc.:

By:	/s/ Craig Shore
Name:	Craig Shore
Title:	Chief Financial Officer

Participant:

/s/ Sol. J. Barer
Name:	Sol. J. Barer, Ph.D.

Address:	*

Signature Page to

First Amendment to Nonqualified Stock Option Agreement

Exhibit 10.4

FIRST AMENDMENT TO

NONQUALIFIED STOCK OPTION AGREEMENT

This First Amendment to Nonqualified Stock Option Agreement (this “Amendment”) is hereby made and entered into as of June 2, 2017 (the “Effective Date”), by and between InspireMD, Inc., a Delaware corporation (the “Company”), and Sol J. Barer, Ph. D. (the “Participant”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in that certain Nonqualified Stock Option Agreement, dated September 30, 2015, by and between the Company and the Participant (the “Option Agreement”), and in the InspireMD, Inc. 2013 Long-Term Incentive Plan (the “2013 LTIP”).

WHEREAS, pursuant to the Option Agreement, the Company granted the Participant an option to purchase a total of 81,549 full shares of Common Stock of the Company (the “Option”), with an exercise price of $0.17 per share, and which was fully vested on the date of grant;

WHEREAS, following multiple reverse stock splits, and in accordance with Article 11 of the 2013 LTIP, the number of shares of Common Stock that can be acquired under the Option has been reduced to 327 shares;

WHEREAS, the Participant intends to resign from his position as Chairman of the Board of Directors of the Company and, pursuant to Section 4.a. of the Option Agreement, upon such resignation the Option will only remain exercisable for 30 days following the date his service to the Company terminates;

WHEREAS, in recognition of the Participant’s service to the Company, the Company desires to amend the Option Agreement to permit the Participant to exercise the Option at any time prior to the expiration of the Option Period; and

WHEREAS, Section 21 of the Option Agreement provides that the Option Agreement can only be amended by a writing signed by the parties thereto, and the Company and the Participant now desire to amend the Option Agreement as described above.

NOW, THEREFORE, pursuant to Section 21 of the Option Agreement, in consideration of the mutual promises, conditions, and covenants contained herein and in the Option Agreement, and other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

1. Effective as of the Effective Date, Section 4 of the Option Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 4:

4. Term; Forfeiture. Except as otherwise provided in this Agreement, the unexercised portion of this Stock Option that relates to Optioned Shares that are vested will terminate at the first to occur of the following:

a. 5 p.m. on the date the Option Period terminates; and

b. 5 p.m. on the date the Company causes any portion of the Stock Option to be forfeited pursuant to Section 7 hereof.

2. Except as expressly amended by this Amendment, the Option Agreement shall continue in full force and effect in accordance with the provisions thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, effective as of the Effective Date.

Inspiremd, inc.:

By:	/s/ Craig Shore
Name:	Craig Shore
Title:	Chief Financial Officer

Participant:

/s/ Sol. J. Barer
Name:	Sol. J. Barer, Ph.D.

Address:	*

Signature Page to

First Amendment to Nonqualified Stock Option Agreement

Exhibit 10.5

FIRST AMENDMENT TO

NONQUALIFIED STOCK OPTION AGREEMENT

This First Amendment to Nonqualified Stock Option Agreement (this “Amendment”) is hereby made and entered into as of June 2, 2017 (the “Effective Date”), by and between InspireMD, Inc., a Delaware corporation (the “Company”), and Sol J. Barer, Ph. D. (the “Participant”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in that certain Nonqualified Stock Option Agreement, dated June 30, 2016, by and between the Company and the Participant (the “Option Agreement”), and in the InspireMD, Inc. 2013 Long-Term Incentive Plan (the “2013 LTIP”).

WHEREAS, pursuant to the Option Agreement, the Company granted the Participant an option to purchase a total of 122,282 full shares of Common Stock of the Company (the “Option”), with an exercise price of $0.33 per share, and which was fully vested on the date of grant;

WHEREAS, following a reverse stock split, and in accordance with Article 11 of the 2013 LTIP, the number of shares of Common Stock that can be acquired under the Option has been reduced to 4,892 shares;

WHEREAS, the Participant intends to resign from his position as Chairman of the Board of Directors of the Company and, pursuant to Section 4.a. of the Option Agreement, upon such resignation the Option will only remain exercisable for 30 days following the date his service to the Company terminates;

WHEREAS, in recognition of the Participant’s service to the Company, the Company desires to amend the Option Agreement to permit the Participant to exercise the Option at any time prior to the expiration of the Option Period; and

WHEREAS, Section 21 of the Option Agreement provides that the Option Agreement can only be amended by a writing signed by the parties thereto, and the Company and the Participant now desire to amend the Option Agreement as described above.

NOW, THEREFORE, pursuant to Section 21 of the Option Agreement, in consideration of the mutual promises, conditions, and covenants contained herein and in the Option Agreement, and other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

1. Effective as of the Effective Date, Section 4 of the Option Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 4:

4. Term; Forfeiture. Except as otherwise provided in this Agreement, the unexercised portion of this Stock Option that relates to Optioned Shares that are vested will terminate at the first to occur of the following:

a. 5 p.m. on the date the Option Period terminates; and

b. 5 p.m. on the date the Company causes any portion of the Stock Option to be forfeited pursuant to Section 7 hereof.

2. Except as expressly amended by this Amendment, the Option Agreement shall continue in full force and effect in accordance with the provisions thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, effective as of the Effective Date.

Inspiremd, inc.:

By:	/s/ Craig Shore
Name:	Craig Shore
Title:	Chief Financial Officer

Participant:

/s/ Sol. J. Barer
Name:	Sol. J. Barer, Ph.D.

Address:	*

Signature Page to

First Amendment to Nonqualified Stock Option Agreement

Exhibit 10.6

FIRST AMENDMENT TO

NONQUALIFIED STOCK OPTION AGREEMENT

This First Amendment to Nonqualified Stock Option Agreement (this “Amendment”) is hereby made and entered into as of June 2, 2017 (the “Effective Date”), by and between InspireMD, Inc., a Delaware corporation (the “Company”), and Sol J. Barer, Ph. D. (the “Participant”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in that certain Nonqualified Stock Option Agreement, dated December 7, 2016, by and between the Company and the Participant (the “Option Agreement”), and in the InspireMD, Inc. 2013 Long-Term Incentive Plan.

WHEREAS, pursuant to the Option Agreement, the Company granted the Participant an option to purchase a total of 20,000 full shares of Common Stock of the Company (the “Option”), with an exercise price of $3.04 per share, with one third of the Option vesting on each of the first, second, and third anniversary of the Date of Grant;

WHEREAS, the Participant intends to resign from his position as Chairman of the Board of Directors of the Company and, pursuant to Section 4.a. of the Option Agreement, upon such resignation all of the Option will be forfeited;

WHEREAS, in recognition of the Participant’s service to the Company, the Company desires to amend the Option Agreement to (i) accelerate the vesting of the Option so that it will be fully vested as of the date hereof and, consequently, will not be forfeited upon the Participant’s resignation, and (ii) permit the Participant to exercise the Option at any time prior to the expiration of the Option Period; and

WHEREAS, Section 21 of the Option Agreement provides that the Option Agreement can only be amended by a writing signed by the parties thereto, and the Company and the Participant now desire to amend the Option Agreement as described above.

NOW, THEREFORE, pursuant to Section 21 of the Option Agreement, in consideration of the mutual promises, conditions, and covenants contained herein and in the Option Agreement, and other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

1. Effective as of the Effective Date, Section 3 of the Option Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 3:

3. Vesting; Time of Exercise. Except as specifically provided in this Agreement and subject to certain restrictions and conditions set forth in the Plan, 100% of the total Optioned Shares shall vest and become exercisable as of June 2, 2017.

2. Effective as of the Effective Date, Section 4 of the Option Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 4:

4. Term; Forfeiture. Except as otherwise provided in this Agreement, the unexercised portion of this Stock Option that relates to Optioned Shares that are vested will terminate at the first to occur of the following:

a. 5 p.m. on the date the Option Period terminates; and

b. 5 p.m. on the date the Company causes any portion of the Stock Option to be forfeited pursuant to Section 7 hereof.

3. Except as expressly amended by this Amendment, the Option Agreement shall continue in full force and effect in accordance with the provisions thereof.

********

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, effective as of the Effective Date.

Inspiremd, inc.:

By:	/s/ Craig Shore
Name:	Craig Shore
Title:	Chief Financial Officer

Participant:

/s/ Sol. J. Barer
Name:	Sol. J. Barer, Ph.D.

Address:	*

Signature Page to

First Amendment to Nonqualified Stock Option Agreement

Exhibit 99.1

InspireMD Announces Appointment of

Paul Stuka as Chairman of the Board

Tel Aviv, Israel—June 2, 2017 - InspireMD, Inc. (NYSE MKT:NSPR) (NYSE MKT:NSPR.WS) (“InspireMD” or the “Company”), a leader in embolic prevention systems (EPS) / thrombus management technologies and neurovascular devices, today announced that Paul Stuka, who has served on the Company’s Board of Directors since 2011, has been appointed Chairman of the Board, replacing Sol Barer, Ph.D., who is stepping down from the Board due to conflicting professional commitments, but will serve as a special advisor to the Board.

Mr. Stuka currently serves as the managing member of Osiris Partners, LLC, an investment fund, since 2000. Prior to forming Osiris Partners, LLC, Mr. Stuka was a managing director of Longwood Partners, managing small cap institutional accounts. In 1995, Mr. Stuka joined State Street Research and Management as manager of its Market Neutral and Mid Cap Growth Funds. From 1986 to 1994, Mr. Stuka served as the general partner of Stuka Associates, where he managed a U.S. based investment partnership. Mr. Stuka began his career in 1980 as an analyst at Fidelity Management and Research. As an analyst, Mr. Stuka followed a wide array of industries including healthcare, energy, transportation, and lodging and gaming. Early in his career he became the assistant portfolio manager for three Fidelity Funds, including the Select Healthcare Fund which was recognized as the top performing fund in the United States for the five-year period ending December 31, 1985.

James Barry, Ph.D., Chief Executive Officer of InspireMD, commented, “Both the management team and the Board are excited with the appointment of Paul as our new Chairman of the Board. Paul not only brings over 35 years of capital markets experience, which will be extremely valuable as we enter the next phase of our growth, but he also knows our company well given his role as a Director since 2011. He has an impressive track record helping micro- and small-cap companies navigate the capital markets and maximize shareholder value.”

Mr. Stuka commented, “I am honored to become Chairman of InspireMD. Recent responses to our technology from key opinions leaders has been overwhelmingly positive and we look forward to capitalizing on this excitement as we rapidly grow our distribution network throughout the world. First and foremost, we are committed to maximizing value for shareholders by continued revenue growth, careful management of our expenses, and an eye on potential partnerships across our technology platform. I would also like the thank Sol Barer for his tremendous contributions as Chairman of the Board. His guidance and support over the years has been invaluable and we are grateful for his willingness to serve as a special advisor to the Board.”

Dr. Barer concluded, “I remain confident in the outlook for the Company. Although my current responsibilities preclude me from serving on the Board, I look forward to remaining an active advisor, supporter and major shareholder of the Company.”

About InspireMD, Inc.

InspireMD seeks to utilize its proprietary MicroNet™ technology to make its products the industry standard for embolic protection and to provide a superior solution to the key clinical issues of current stenting in patients with a high risk of distal embolization, no reflow and major adverse cardiac events.

InspireMD intends to pursue applications of this MicroNet technology in coronary, carotid (CGuard™), neurovascular, and peripheral artery procedures. InspireMD’s common stock is quoted on the NYSE MKT under the ticker symbol NSPR and certain warrants are quoted on the NYSE MKT under the ticker symbol NSPR.WS.

Forward-looking Statements

This press release contains “forward-looking statements.” Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with (i) market acceptance of our existing and new products, (ii) negative clinical trial results or lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of our products, (iv) intense competition in the medical device industry from much larger, multinational companies, (v) product liability claims, (vi) product malfunctions, (vii) our limited manufacturing capabilities and reliance on subcontractors for assistance, (viii) insufficient or inadequate reimbursement by governmental and other third party payers for our products, (ix) our efforts to successfully obtain and maintain intellectual property protection covering our products, which may not be successful, (x) legislative or regulatory reform of the healthcare system in both the U.S. and foreign jurisdictions, (xi) our reliance on single suppliers for certain product components, (xii) the fact that we will need to raise additional capital to meet our business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain and (xiii) the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction. More detailed information about the Company and the risk factors that may affect the realization of forward looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Investor Contacts:

InspireMD, Inc.

Craig Shore

Chief Financial Officer

Phone: 1-888-776-6804 FREE

Email: craigs@inspiremd.com

Crescendo Communications, LLC

David Waldman

Phone: (212) 671-1021

Email: NSPR@crescendo-ir.com